Exhibit 10.6

GRAYSCALE INVESTMENTS, INC.
OMNIBUS INCENTIVE PLAN

Section 1.
Purpose. The purpose of the Grayscale Investments, Inc. Omnibus Incentive Plan (as amended from time to time, the “Plan”) is to motivate and reward employees and other individuals to perform at the highest level and contribute significantly to the success of Grayscale Investments, Inc., a Delaware Corporation (the “Company”), and its subsidiaries and affiliates (together with the Company, the “Company Group”), thereby furthering the best interests of the Company and its shareholders.
Section 2.
Definitions. As used in the Plan, the following terms shall have the meanings set forth below:
(a)
“Administrator” means the Board or any committee of the Board designated by the Board to administer the Plan.
(b)
“Affiliate” means any entity that, directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Company.
(c)
“Award” means any Option, SAR, Restricted Stock, RSU, Performance Award, Other Cash-Based Award or Other Stock-Based Award granted under the Plan.
(d)
“Award Agreement” means any agreement, contract or other instrument or document (including in electronic form) evidencing any Award granted under the Plan, which may, but need not, be executed or acknowledged by a Participant.
(e)
“Beneficial Owner” has the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.
(f)
“Beneficiary” means a Person entitled to receive payments or other benefits or exercise rights that are available under the Plan in the event of a Participant’s death. If no such Person can be named or is named by a Participant, or if no Beneficiary designated by a Participant is eligible to receive payments or other benefits or exercise rights that are available under the Plan at a Participant’s death, such Participant’s Beneficiary shall be such Participant’s estate.
(g)
“Board” means the Board of Directors of the Company.
(h)
“Cause” is as defined in the Participant’s Service Agreement, if any, or Award Agreement, or if not so defined, means the Participant’s: (i) indictment for, conviction of, or a plea of guilty or no contest to, any indictable criminal offence or any other criminal offence involving fraud, misappropriation or moral turpitude; (ii) willful and continued failure to perform the Participant’s duties to the Company Group or to follow the lawful direction of the Board (for any reason other than illness or physical or mental incapacity); (iii) a material breach of a fiduciary duty owed to any member of the Company Group; (iv) theft, fraud, dishonesty, intentional misrepresentation or illegality with regard to any member of the Company Group or in connection with the Participant’s duties to the Company Group; (v) material violation of a Company Group member’s written code of conduct, including, without limitation, an applicable sexual harassment policy; (vi) misconduct, whether or not related to the Company Group, having, or likely to have, a material negative economic or reputational impact on the Company Group; or (vii) act of gross negligence or willful misconduct that relates to the affairs of the Company Group; provided that no event described above in clauses (ii), (iii), (v) and (vii) shall constitute Cause unless (x) the Company has given the Participant written notice of the termination setting forth the conduct of the Participant that is alleged to constitute Cause within sixty (60) days following the Company’s discovery of the occurrence of such event, and (y) the Company has provided the Participant at least sixty (60) days following the date on which such notice is provided to cure such conduct and the Participant has failed to do so.
(i)
“Change in Control” means the occurrence of any one or more of the following events:
(i)
any Person, other than any employee plan established by the Company or any Affiliate, the Company or any of its Affiliates, an underwriter temporarily holding securities pursuant to an offering of such securities, or an entity owned, directly or indirectly, by shareholders of the Company in substantially the same proportions as their ownership of the Company, is (or becomes, during any 12-month period) the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 50% or more of the total voting power of the stock of the Company; provided that the provisions of this subsection (i) are not intended to apply to or include as a Change in Control any transaction that is specifically excluded from the definition of Change in Control under subsection (ii) below;
(ii)
the consummation of a merger, amalgamation or consolidation of the Company with any other corporation or other entity, or the issuance of voting securities in connection with such a transaction pursuant to applicable stock exchange requirements; provided that immediately following such transaction the voting securities of the Company outstanding immediately prior thereto do not continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity of such transaction or parent entity thereof) 50% or more of the total voting power and total fair market value of the Company’s stock (or, if the Company is not the surviving entity of such merger or consolidation, 50% or more of the total voting power and total fair market value of the stock of such surviving entity or parent entity thereof); and provided, further, that such a transaction effected to implement a recapitalization of the Company or the assets or business of the Company (or similar transaction) in which no Person that is not an Affiliate of the Company is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 50% or more of either the then-outstanding Shares or the combined voting power and total fair market value of the Company’s then-outstanding voting securities shall not be considered a Change in Control; or
(iii)
the sale or disposition by the Company of all or substantially all of the Company’s assets in which any Person acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total gross fair market value equal to more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions.

Notwithstanding the foregoing, (A) if any of the transactions set forth in clauses (i) through (iii) above are consummated for the primary purpose of effectuating an IPO, no Change in Control shall be deemed to have occurred, (B) a Change in Control shall be deemed to occur in the event of the occurrence of any of the transactions set forth in clauses (i) through (iii) above with respect to GSO (in such case, reading references to the Company as if they were references to GSO), (C) no Change in Control shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the Shares immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns substantially all of the assets of the Company immediately prior to such transaction or series of transactions, (D) no Change in Control shall be deemed to have occurred upon the acquisition of additional control of the Company by any Person that is considered to effectively control the Company and (E) for the avoidance of doubt, no Change in Control shall be deemed to have occurred if, immediately following the consummation of such transaction, at least 50% of the Company’s equity securities are beneficially owned, directly or indirectly, by Parent. In no event will a Change in Control be deemed to have occurred if any Participant is part of a “group” within the meaning of Section 13(d)(3) of the Exchange Act that effects a Change in Control. Notwithstanding the foregoing or any provision of any Award Agreement to the contrary, for any Award that provides for accelerated distribution on a Change in Control of amounts that constitute “deferred compensation” (as defined in Section 409A of the Code), if the event that constitutes such Change in Control does not also constitute a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets (in either case, as defined in Section 409A of the Code), such amount shall not be distributed on such Change in Control but instead shall vest as of such Change in Control and shall be distributed on the scheduled payment date specified in the applicable Award Agreement, except to the extent that earlier distribution would not result in the Participant who holds such Award incurring interest or additional tax under Section 409A of the Code.

(j)
“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules, regulations and guidance thereunder. Any reference to a provision in the Code shall include any successor provision thereto.

(k)
“Consultant” means any individual, including an advisor, who is providing services to the Company or any Subsidiary or who has accepted an offer of service or consultancy from the Company or any Subsidiary.
(l)
“Parent” means Digital Currency Group, Inc, a Delaware corporation.
(m)
“Director” means any member of the Board.
(n)
“Disability” means a permanent and total disability within the meaning of Section 22(e)(3) of the Code.
(o)
“Effective Date” means the date on which the Plan is adopted by the Board.
(p)
“Employee” means any individual, including any officer, employed by the Company or any Subsidiary or any prospective employee or officer who has accepted an offer of employment from the Company or any Subsidiary, with the status of employment determined based upon such factors as are deemed appropriate by the Administrator in its discretion, subject to any requirements of the Code or applicable laws.
(q)
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules, regulations and guidance thereunder. Any reference to a provision in the Exchange Act shall include any successor provision thereto.
(r)
“Fair Market Value” means (i) with respect to Shares, (A) if Shares are not quoted or traded on a stock market or exchange, the fair market value of a Share on the applicable date of determination as determined by the Administrator, or (B) if Shares are so quoted or traded, the closing price of a Share on the applicable date of determination (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred), on the principal stock market or exchange on which the Shares are quoted or traded, and (ii) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Administrator.
(s)
“GSO” means Grayscale Operating, LLC.
(t)
“Intrinsic Value” with respect to an Option or SAR Award means the excess, if any, of the price or implied price per Share in a Change in Control or other event over the exercise or hurdle price of such Award multiplied by the number of Shares covered by such Award.
(u)
“IPO” means the consummation of a registered initial offering of the Company’s securities to the public pursuant to an effective registration statement under the Securities Act of 1933, as amended, or any comparable statement under any similar federal statute then in force.
(v)
“Option” means an option representing the right to purchase Shares from the Company granted pursuant to Section 6.

(w)
“Other Cash-Based Award” means an Award granted pursuant to Section 11, including cash awarded as an appreciation award, as a bonus or upon the attainment of specified performance criteria or otherwise as permitted under the Plan.
(x)
“Other Stock-Based Award” means an Award granted pursuant to Section 11 that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares or factors that may influence the value of Shares, including convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, dividend rights or dividend equivalent rights or Awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Administrator.
(y)
“Participant” means the recipient of an Award granted under the Plan.
(z)
“Performance Award” means an Award granted pursuant to Section 10.
(aa)
“Performance Period” means the period established by the Administrator with respect to any Performance Award during which the performance goals specified by the Administrator with respect to such Award are to be measured.
(bb)
“Person” has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.
(cc)
“Restricted Stock” means any Share subject to certain restrictions and forfeiture conditions, granted pursuant to Section 7(e).
(dd)
“RSU” means a contractual right granted pursuant to Section 9 that is denominated in Shares. Each RSU represents a right to receive the value of one Share (or a percentage of such value) in cash, Shares or a combination thereof. Awards of RSUs may include the right to receive dividend equivalents.
(ee)
“SAR” means a right granted pursuant to Section 7 to receive upon exercise by the Participant or settlement, in cash, Shares or a combination thereof, the excess of the Fair Market Value of one Share on the date of exercise or settlement over the exercise or hurdle price of the right on the date of grant.
(ff)
“Service Agreement” means any employment, severance, consulting or similar agreement between the Company or any of its Subsidiaries (or any of their respective predecessors) and a Participant or any severance or termination policy or program covering a Participant or in which a Participant participates.
(gg)
“Share” means a share of Class A common stock, par value $0.0001, of the Company.
(hh)
“Subsidiary” means an entity of which the Company directly or indirectly holds all or a majority of the value of the outstanding equity interests of such entity or a majority of the voting power with respect to the voting securities of such entity. Whether employment by or service with a Subsidiary is included within the scope of the Plan shall be determined by the Administrator.
(ii)
“Substitute Award” means an Award granted in assumption of, or in substitution for, an outstanding award previously granted by a company or other business acquired by the Company or with which the Company combines.
(jj)
“Termination of Service” means unless otherwise specified in the Award Agreement, the earlier of in the case of a Participant who is an Employee, cessation of the employment relationship such that the Participant is no longer an employee of the Company or any Subsidiary, or, in the case of a Participant who is a Consultant or other service provider (including non-employee Director), the date the performance of services for the Company or any Subsidiary has ended; provided, however, that in the case of a Participant who is an Employee, the transfer of employment from the Company to a Subsidiary, from a Subsidiary to the Company, from one Subsidiary to another Subsidiary or, unless the Administrator determines otherwise, the cessation of employee status but the continuation of the performance of services for the Company or a Subsidiary as a Director or Consultant shall not be deemed a cessation of service that would constitute a Termination of Service; provided, further, that a Termination of Service shall be deemed to occur for a Participant employed by, or performing services for, a Subsidiary when such Subsidiary ceases to be a Subsidiary unless such Participant’s employment or service continues with the Company or another Subsidiary. Notwithstanding the foregoing, with respect to any Award subject to Section 409A of the Code (and not exempt therefrom), solely for purposes of compliance with Section 409A of the Code (and not, for the avoidance of doubt, for vesting purposes), a Termination of Service occurs when a Participant experiences a “separation of service” (as such term is defined under Section 409A of the Code). The Administrator will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services.
Section 3.
Eligibility.
(a)
Any Employee, non-employee Director or Consultant shall be eligible to be selected to receive an Award under the Plan, to the extent that an offer or receipt of an Award is permitted by applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations.
(b)
Holders of equity compensation awards granted by a company that is acquired by the Company (or whose business is acquired by the Company) or with which the Company combines are eligible for grants of Substitute Awards under the Plan to the extent permitted under applicable regulations of any stock exchange on which the Company is listed.

Section 4.
Administration.
(a)
Administration of the Plan. The Plan shall be administered by the Administrator. The Board may designate one or more directors of the Company as a subcommittee who may act for the Administrator if necessary to satisfy the requirements of this Section 4. All decisions of the Administrator shall be final, conclusive and binding upon all parties, including the Company, its shareholders, Participants and any Beneficiaries thereof. The Administrator may issue rules and regulations for administration of the Plan.
(b)
Delegation of Authority. To the extent permitted by applicable law, the Administrator may delegate to one or more officers of the Company some or all of its authority under the Plan, including the authority to grant all types of Awards, and the Administrator may delegate to one or more committees of the Board (which may consist of solely one Director) some or all of its authority under the Plan, including the authority to grant all types of Awards, in each case, in accordance with applicable law.
(c)
Authority of Administrator. Subject to the terms of the Plan and applicable law, the Administrator (or its delegate) shall have full discretion and authority to:
(i)
designate Participants;
(ii)
determine the type or types of Awards (including Substitute Awards) to be granted to each Participant under the Plan;
(iii)
determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) Awards;
(iv)
determine the terms and conditions of any Award and prescribe the form of each Award Agreement, which need not be the same for each Participant;
(v)
determine whether, to what extent, under what circumstances and by which methods Awards may be settled or exercised in cash, Shares, other Awards, other property, net settlement, or any combination thereof, or canceled, forfeited or suspended;
(vi)
determine whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Administrator;
(vii)
amend terms or conditions of any outstanding Awards;
(viii)
correct any defect, supply any omission and reconcile any inconsistency in the Plan or any Award, in the manner and to the extent it shall deem desirable to carry the Plan into effect;

(ix)
interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan;
(x)
establish, amend, suspend or waive such rules and regulations and appoint such agents, trustees, brokers, depositories and advisors and determine such terms of their engagement as it shall deem appropriate for the proper administration of the Plan and due compliance with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations;
(xi)
and make any other determination and take any other action that the Administrator deems necessary or desirable for the administration of the Plan and due compliance with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations.

Notwithstanding anything to the contrary contained herein, in the event that the Board has designated a committee to act as the Administrator, the Board may, in its sole discretion, at any time and from time to time, grant Awards or administer the Plan, and in any such case, the Board shall have all of the authority and responsibility granted to the Administrator herein.

Section 5.
Shares Available for Awards.
(a)
Subject to adjustment as provided in Section 5(c) and except for Substitute Awards, the maximum number of Shares available for issuance under the Plan shall not exceed in the aggregate 10,000,000 Shares. Shares underlying Substitute Awards and Shares remaining available for grant under a plan of an acquired company or of a company with which the Company combines (whether by way of merger, amalgamation, sale and purchase of shares or other securities or otherwise), appropriately adjusted to reflect the acquisition or combination transaction, shall not reduce the number of Shares remaining available for grant hereunder.
(b)
If any Award is forfeited, cancelled, expires, terminates or otherwise lapses or is settled in cash, in whole or in part, without the delivery of Shares, then the Shares covered by such forfeited, expired, terminated or lapsed Award shall again become available for grant under the Plan. In addition, the following shall again become available for issuance under the Plan: (i) any Shares withheld in respect of taxes relating to any Award and (ii) any Shares tendered or withheld to pay the exercise price of Options.
(c)
In the event that the Administrator determines that, as a result of any dividend or other distribution (other than an ordinary dividend or distribution), recapitalization, stock split (stock subdivision), reverse stock split (stock consolidation), reorganization, merger, amalgamation, consolidation, transfer of all or substantially all of the Company’s assets, separation, rights offering, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to acquire Shares or other securities of the Company, issuance of Shares pursuant to any anti-dilution provisions of securities of the Company, or other similar corporate transaction or event affecting the Shares, or of changes in applicable laws, regulations or accounting principles, an adjustment is necessary or advisable in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or to otherwise account for changes in the share capital and structure of the Company, then the Administrator shall, subject to Section 20 and applicable law, adjust equitably so as to ensure no undue enrichment or harm (including by payment of cash, any or all of:
(i)
the number and type of Shares (or other securities) which thereafter may be made the subject of Awards, including the aggregate limits specified in Section 5(a) and Section 5(e);
(ii)
the number and type of Shares (or other securities) subject to outstanding Awards;
(iii)
the grant, acquisition, exercise or hurdle price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; and
(iv)
the terms and conditions of any outstanding Awards, including the performance criteria of any Performance Awards;

provided, however, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

(d)
Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or Shares acquired by the Company.
(e)
Subject to adjustment as provided in Section 5(c)(i), the maximum number of Shares available for issuance with respect to any Options that are “incentive stock options” intended to meet the requirements of Section 422 of the Code shall be 10,000,000.
Section 6.
Options. The Administrator is authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Administrator shall determine:
(a)
The exercise price per Share under an Option shall be determined by the Administrator at the time of grant; provided, however, that unless otherwise permitted in an addendum to this Plan, except in the case of Substitute Awards, such exercise price shall not be less than the Fair Market Value of a Share on the date of grant of such Option.
(b)
The term of each Option shall be fixed by the Administrator but shall not exceed 10 years from the date of grant of such Option. The Administrator shall determine the time or times at which an Option becomes vested and exercisable in whole or in part.

(c)
The Administrator shall determine the methods by which, and the forms in which payment of the exercise price with respect thereto may be made or deemed to have been made, including cash, Shares, other Awards, other property, net settlement or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price.
(d)
The Administrator may, in its discretion, specify in the applicable Award Agreement whether, and the extent to which, an Option that is not previously exercised as to all of the Shares subject thereto shall be deemed automatically exercised immediately before its expiration if the Fair Market Value of one Share as of such time is greater than the exercise price then in effect.
(e)
The Administrator may in its discretion grant Options that are “incentive stock options” within the meaning of, and intended to comply in all respects with the provisions of, Section 422 of the Code. Such incentive stock options may be granted only to employees of the Company or of a parent or subsidiary corporation (as defined in Section 424 of the Code). Notwithstanding any designation as an incentive stock option, to the extent that the aggregate Fair Market Value of Shares subject to a Participant’s incentive stock options that become exercisable for the first time during any calendar year exceeds $100,000, such excess Options shall not be treated as incentive stock options. For purposes of the foregoing, incentive stock options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date of the grant of such Option. No incentive stock options may be issued more than ten years following the earlier of (i) the date of adoption or (ii) the most recent date of approval of the Plan by the shareholders of the Company.
Section 7.
Stock Appreciation Rights. The Administrator is authorized to grant SARs to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Administrator shall determine:
(a)
SARs may be granted under the Plan to Participants either alone (“freestanding”) or in addition to other Awards granted under the Plan (“tandem”) and may, but need not, relate to a specific Option granted under Section 6.
(b)
The exercise or hurdle price per Share under a SAR shall be determined by the Administrator; provided, however, that, except in the case of Substitute Awards, such exercise or hurdle price shall not be less than the Fair Market Value of a Share on the date of grant of such SAR.
(c)
The term of each SAR shall be fixed by the Administrator but shall not exceed 10 years from the date of grant of such SAR. The Administrator shall determine the time or times at which a SAR may be exercised or settled in whole or in part.
(d)
Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of Shares subject to the SAR multiplied by the excess, if any, of the Fair Market Value of one Share on the exercise date over the exercise or hurdle price of such SAR. The Company shall pay such excess in cash, in Shares valued at Fair Market Value, or any combination thereof, as determined by the Administrator.
(e)
The Administrator may, in its discretion, specify in the applicable Award Agreement whether, and the extent to which, a SAR that is not previously exercised as to all of the Shares subject thereto shall be deemed automatically exercised immediately before its expiration if the Fair Market Value of one Share as of such time is greater than the exercise price then in effect.
Section 8.
Restricted Stock. The Administrator is authorized to grant Awards of Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Administrator shall determine:
(a)
Awards of Restricted Stock shall be subject to such restrictions as the Administrator may impose, which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Administrator may deem appropriate.
(b)
Subject to the restrictions set forth in the applicable Award Agreement, a Participant generally shall have the rights and privileges of a shareholder holding Shares with respect to Awards of Restricted Stock.
(c)
The Administrator may, in its discretion, specify in the applicable Award Agreement that any or all dividends or other distributions paid on Awards of Restricted Stock prior to vesting be paid either in cash or in additional Shares and either on a current or deferred basis and that such dividends or other distributions may be reinvested in additional Shares, which may be subject to the same restrictions as the underlying Awards.
(d)
Any Award of Restricted Stock may be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration.
(e)
The Administrator may provide in an Award Agreement that an Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to an Award of Restricted Stock, such Participant shall be required to file promptly a copy of such election with the Company and the applicable Internal Revenue Service office.
Section 9.
RSUs. The Administrator is authorized to grant Awards of RSUs to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Administrator shall determine:
(a)
Awards of RSUs shall be subject to such restrictions as the Administrator may impose, which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Administrator may deem appropriate.

(b)
An RSU shall not convey to a Participant the rights and privileges of a shareholder with respect to the Share subject to such RSU unless and until and to the extent a Share is issued to such Participant to settle such RSU.
(c)
The Administrator may, in its discretion, specify in the applicable Award Agreement that any or all dividend equivalents or other distributions paid on Awards of RSUs prior to vesting or settlement, as applicable, be paid either in cash or in additional Shares and either on a current or deferred basis and that such dividend equivalents or other distributions may be reinvested in additional Shares, which may be subject to the same restrictions as such Awards.
(d)
Shares delivered upon the vesting and settlement of an RSU Award may be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration.
(e)
The Administrator may determine the form or forms (including cash, Shares, other Awards, other property or any combination thereof) in which payment of the amount owing upon settlement of any RSU Award may be made.
(f)
Awards of RSUs may be issued subject to a loan, the terms and conditions of which shall be as determined by the Administrator.
Section 10.
Performance Awards. The Administrator is authorized to grant Performance Awards to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Administrator shall determine:
(a)
Performance Awards may be denominated as a cash amount, number of Shares or units or a combination thereof and are Awards that may be earned upon achievement or satisfaction of performance conditions specified by the Administrator. In addition, the Administrator may specify that any other Award shall constitute a Performance Award by conditioning the grant to a Participant or the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Administrator. The Administrator may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. Subject to the terms of the Plan, the performance goals to be achieved during any Performance Period, the length of any Performance Period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Administrator.
(b)
Performance criteria may be measured on an absolute (e.g., plan or budget) or relative basis, and may be established on a corporate-wide basis, with respect to one or more business units, divisions, Subsidiaries or business segments, or on an individual basis. If the Administrator determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which the Company conducts its business, or other events or circumstances render the performance objectives unsuitable, the Administrator may modify the performance objectives or the related minimum acceptable level of achievement, in whole or in part, as the Administrator deems appropriate and equitable such that it does not provide any undue enrichment or harm. Performance measures may vary from Performance Award to Performance Award and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative. The Administrator shall have the power to impose such other restrictions on Awards subject to this Section 10(b) as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements of any applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations.
(c)
Settlement of Performance Awards shall be in cash, Shares, other Awards, other property, net settlement, or any combination thereof, as determined in the discretion of the Administrator.
(d)
A Performance Award shall not convey to a Participant the rights and privileges of a shareholder with respect to the Share subject to such Performance Award unless and until and to the extent a Share is issued to such Participant to settle such Performance Award. The Administrator, in its sole discretion, may provide that a Performance Award shall convey the right to receive dividend equivalents on the Shares subject to such Performance Award with respect to any dividends declared during the period that such Performance Award is outstanding, in which case, such dividend equivalent rights shall accumulate and shall be paid in cash or Shares on the settlement date of the Performance Award, subject to the Participant’s earning of the Shares with respect to which such dividend equivalents are paid upon achievement or satisfaction of performance conditions specified by the Administrator. Shares delivered upon the vesting and settlement of a Performance Award may be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration. For the avoidance of doubt, unless otherwise determined by the Administrator, no dividend equivalent rights shall be provided with respect to any Shares subject to Performance Awards that are not earned or otherwise do not vest or settle pursuant to their terms.
(e)
The Administrator may, in its discretion, increase or reduce the amount of a settlement otherwise to be made in connection with a Performance Award.
Section 11.
Other Cash-Based Awards and Other Stock-Based Awards. The Administrator is authorized, subject to limitations under applicable law, to grant Other Cash-Based Awards (either independently or as an element of or supplement to any other Award under the Plan) and Other Stock-Based Awards. The Administrator shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 11 shall be purchased for such consideration, and paid for at such times by such methods in such forms, including cash Shares, other Awards, other property, net settlement or any combination thereof, as the Administrator shall determine.

Section 12.
Effect of Termination of Service or a Change in Control on Awards.
(a)
The Administrator may provide, by rule or regulation or in any applicable Award Agreement, or may determine in any individual case, the circumstances in which, and the extent to which, an Award may be exercised, settled, vested, paid or forfeited in the event of a Participant’s Termination of Service prior to the end of a Performance Period or vesting, exercise or settlement of such Award.
(b)
Subject to the last sentence of Section 2(kk), the Administrator may determine, in its discretion, whether, and the extent to which, (i) an Award will vest during a leave of absence, (ii) a reduction in service level (for example, from full-time to part-time employment) will cause a reduction, or other change, to an Award and (iii) a leave of absence or reduction in service will be deemed a Termination of Service.
(c)
In the event of a Change in Control or any other transaction or event in the nature of that described in Section 5(c), the Administrator may, in its sole discretion, and on such terms and conditions as it deems appropriate, take any one or more of the following actions with respect to any outstanding Award, which need not be uniform with respect to all Participants and/or Awards:
(i)
continuation or assumption of such Award by the Company (if it is the surviving corporation) or by the successor or surviving entity or its parent;
(ii)
substitution or replacement of such Award by the successor or surviving entity or its parent with cash, securities, rights or other property to be paid or issued, as the case may be, by the successor or surviving entity (or a parent or subsidiary thereof), with substantially the same terms and value as such Award (including any applicable performance targets or criteria with respect thereto);
(iii)
acceleration of the vesting of such Award and the lapse of any restrictions thereon and, in the case of an Option or SAR Award, acceleration of the right to exercise such Award during a specified period (and the termination of such Option or SAR Award without payment of any consideration therefor to the extent such Award is not timely exercised), in each case, either (A) immediately prior to or as of the date of the Change in Control, (B) upon a Participant’s involuntary Termination of Service (including upon a termination of the Participant’s employment by the Company (or a successor corporation or its parent) without Cause, by a Participant for “good reason” and/or due to a Participant’s death or “disability”, as such terms may be defined in the applicable Award Agreement and/or a Participant’s Service Agreement, as the case may be) on or within a specified period following the Change in Control or (C) upon the failure of the successor or surviving entity (or its parent) to continue or assume such Award;
(iv)
in the case of a Performance Award, determination of the level of attainment of the applicable performance condition(s); and

(v)
cancellation of such Award in consideration of a payment, with the form, amount and timing of such payment determined by the Administrator in its sole discretion, subject to the following: (A) such payment shall be made in cash, securities, rights and/or other property; (B) the amount of such payment shall equal the value of such Award, as determined by the Administrator in its sole discretion; provided that, in the case of an Option or SAR Award, if such value equals the Intrinsic Value of such Award, such value shall be deemed to be valid; provided further that, if the Intrinsic Value of an Option or SAR Award is equal to or less than zero, the Administrator may, in its sole discretion, provide for the cancellation of such Award without payment of any consideration therefor (for the avoidance of doubt, in the event of a Change in Control, the Administrator may, in its sole discretion, terminate any Option or SAR Awards for which the exercise or hurdle price is equal to or exceeds the per Share value of the consideration to be paid in the Change in Control transaction without payment of consideration therefor); and (C) such payment shall be made promptly following such Change in Control or on a specified date or dates following such Change in Control; provided that the timing of such payment shall comply with Section 409A of the Code.

Subject to Section 20, any payments made in respect of Awards in connection with a Change in Control may be subject to earn-outs, escrows of other contingencies or deferrals as may be determined in the Administrator’s discretion.

Section 13.
General Provisions Applicable to Awards.
(a)
Awards shall be granted for such cash or other consideration, if any, as the Administrator determines.
(b)
Awards may, in the discretion of the Administrator, be granted either alone or in addition to or in tandem with any other Award or any award granted under any other plan of the Company. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.
(c)
Subject to the terms of the Plan, payments or transfers to be made by the Company upon the grant, exercise or settlement of an Award may be made in the form of cash, Shares, other Awards, other property, net settlement, or any combination thereof, as determined by the Administrator in its discretion at the time of grant, and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Administrator. Such rules and procedures may include provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents in respect of installment or deferred payments.
(d)
Except as may be permitted by the Administrator or as specifically provided in an Award Agreement, no Award and no right under any Award shall be assignable, alienable, saleable or transferable by a Participant other than by will or pursuant to Section 13(e), and during a Participant’s lifetime, each Award, and each right under any Award, shall be exercisable only by such Participant or, if permissible under applicable law, by such Participant’s guardian or legal representative. The provisions of this Section 13(d) shall not apply to any Award that has been fully exercised or settled, as the case may be, and shall not preclude forfeiture of an Award in accordance with the terms thereof.
(e)
A Participant may designate a Beneficiary or change a previous Beneficiary designation only at such times as prescribed by the Administrator, in its sole discretion, and only by using forms and following procedures approved or accepted by the Administrator for that purpose.
(f)
All certificates, if any, for Shares and/or other securities delivered under the Plan pursuant to any Award or the exercise or settlement thereof shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the Plan, any stock market or exchange upon which such Shares or other securities are then quoted, traded or listed, and any applicable securities laws, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
(g)
The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (i) all Award conditions have been met or removed to the Administrator’s satisfaction, (ii) as determined by the Administrator, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and regulations (including, as applicable Regulation D, Regulation S and Rule 701 of the Securities Act of 1933, as amended), stock market or exchange rules and regulations or accounting or tax rules and regulations and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy any applicable laws. The Company’s inability to obtain authority from any regulatory body having jurisdiction, which the Administrator determines is necessary to the lawful issuance and sale of any Shares, will relieve the Company of any liability for failing to issue or sell such Shares as to which such requisite authority has not been obtained.
(h)
The Administrator may impose restrictions on any Award with respect to non-competition, non-solicitation, confidentiality and other restrictive covenants, or requirements to comply with minimum share ownership requirements, as it deems necessary or appropriate in its sole discretion, which such restrictions may be set forth in any applicable Award Agreement or otherwise.
(i)
Except as otherwise provided by the Administrator or, if the Board has designated a committee to act as the Administrator, the Board, any Shares acquired by the Participant pursuant to an Award granted hereunder may not be transferred or otherwise disposed of until the expiration of a lock-up period (the “Lock-Up Period”) not to exceed one hundred eighty (180) days following an IPO. The Company may impose stop-transfer instructions with respect to the Shares (or such successor securities) subject to the foregoing restriction until the end of such Lock-Up Period. For the avoidance of doubt, the foregoing restrictions do not apply to any then outstanding Shares (or such successor securities) following the expiration of the Lock-Up Period.
Section 14.
Amendments and Terminations.
(a)
Amendment or Termination of the Plan. Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan, the Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time; provided, however, that (i) no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is required by applicable law or the rules of the stock market or exchange, if any, on which the Shares are principally quoted or traded, and (ii) subject to Section 5(c) and Section 12, no such amendment, alteration, suspension, discontinuation or termination shall be made without the consent of the affected Participant, if such action would materially adversely affect the rights of such Participant under any outstanding Award, except (x) to the extent any such amendment, alteration, suspension, discontinuance or termination is made to cause the Plan to comply with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations or (y) to impose any “clawback” or recoupment provisions on any Awards (including any amounts or benefits arising from such Awards) in accordance with Section 19. Notwithstanding anything to the contrary in the Plan, the Administrator may amend the Plan, or create sub-plans, in such manner as may be necessary or desirable to enable the Plan to achieve its stated purposes in any jurisdiction in a tax efficient manner and in compliance with local rules and regulations.
(b)
Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, each Award shall terminate immediately prior to the consummation of such action, unless otherwise determined by the Administrator.
(c)
Terms of Awards. The Administrator may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate any Award theretofore granted (including by substituting another Award of the same or a different type), prospectively or retroactively, without the consent of any relevant Participant or holder or Beneficiary of an Award; provided, however, that, subject to Section 5(c) and Section 12, no such action shall materially adversely affect the rights of any affected Participant or holder or Beneficiary under any Award theretofore granted under the Plan, except (x) to the extent any such action is made to cause the Plan or Award to comply with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations, or (y) to impose any “clawback” or recoupment provisions on any Awards (including any amounts or benefits arising from such Awards) in accordance with Section 19. The Administrator shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of events (including the events described in Section 5(c)) affecting the Company, or the financial statements of the Company, or of changes in applicable laws, regulations or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.
Section 15.
Withholding.
(a)
Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholding obligations are due, the Company will have the power and the right to deduct or withhold from any Award granted or any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant, or require a Participant to remit to the Company, an amount sufficient to satisfy U.S. federal, state, or local taxes, non-U.S. taxes, or other taxes (including the Participant’s obligation under the Federal Insurance Contributions Act) required to be withheld in respect of an Award, its exercise or settlement or any payment or transfer under such Award or under the Plan and to take such other action (including providing for elective payment of such amounts in cash or Shares by such Participant) as may be necessary to satisfy all obligations for the payment of such taxes and, unless otherwise determined by the Administrator in its discretion.
(b)
Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy the tax withholding obligation under Section 15(a), in whole or in part, by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value not in excess of the maximum statutory amount required to be withheld (i.e., net settlement), (iii) delivering to the Company already-owned Shares having a Fair Market Value not in excess of the maximum statutory amount required to be withheld, (iv) after an IPO, tendering to the Company cash or other consideration received under a formal, broker-assisted cashless program to be adopted by the Company (i.e., sell-to-cover), or (v) any combination thereof. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.
Section 16.
Miscellaneous.
(a)
No Employee, Consultant, non-employee Director, Participant, or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of employees, Participants or holders or Beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient. Any Award granted under the Plan shall be a one-time Award that does not constitute a promise of future grants. The Company, in its sole discretion, maintains the right to make available future grants under the Plan.
(b)
The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of, or to continue to provide services to, the Company or any Affiliate. Further, the Company or any applicable Affiliate may at any time dismiss a Participant, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement or in any other agreement binding on the parties. The receipt of any Award under the Plan is not intended to confer any rights on the receiving Participant except as set forth in the applicable Award Agreement.
(c)
No payment pursuant to the Plan shall be taken into account in determining any benefits under any severance, pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate, except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.
(d)
Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, including the grant of options and other stock-based awards, and such arrangements may be either generally applicable or applicable only in specific cases.
(e)
If any provision of the Plan or any Award Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Administrator, materially altering the intent of the Plan or the Award Agreement, such provision shall be stricken as to such jurisdiction, Person or Award, and the remainder of the Plan and any such Award Agreement shall remain in full force and effect.
(f)
Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.
(g)
No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Administrator shall determine whether cash or other securities shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.
(h)
Awards may be granted to Participants who are non-United States nationals or employed or providing services outside the United States, or both, on such terms and conditions different from those applicable to Awards to Participants who are employed or providing services in the United States as may, in the judgment of the Administrator, be necessary or desirable to recognize differences in local law, tax policy or custom. The Administrator also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Participants on assignments outside their home country.
Section 17.
Effective Date of the Plan. The Plan shall be effective as of the Effective Date.

Section 18.
Term of the Plan. No Award shall be granted under the Plan after the earliest to occur of (i) the 10-year anniversary of the Effective Date, (ii) the maximum number of Shares available for issuance under the Plan have been issued or (iii) the Board terminates the Plan in accordance with Section 14(a). However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Administrator to amend, alter, adjust, suspend, discontinue or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board to amend the Plan, shall extend beyond such date.
Section 19.
Cancellation or “Clawback” of Awards.
(a)
The Administrator may specify in an Award Agreement that a Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include a Termination of Service with or without Cause (and, in the case of any Cause that is resulting from an indictment or other non-final determination, the Administrator may provide for such Award to be held in escrow or abeyance until a final resolution of the matters related to such event occurs, at which time the Award shall either be reduced, cancelled or forfeited (as provided in such Award Agreement) or remain in effect, depending on the outcome), violation of material policies, breach of non-competition, non-solicitation, confidentiality or other restrictive covenants, or requirements to comply with minimum share ownership requirements, that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.
(b)
Notwithstanding anything to the contrary contained herein, any Awards granted under the Plan (including any amounts or benefits arising from such Awards) shall be subject to any clawback or recoupment arrangements or policies the Company has in place from time to time, and the Administrator may, to the extent permitted by applicable law and stock exchange rules or by any applicable Company policy or arrangement, and shall, to the extent required, cancel or require reimbursement of any Awards granted to the Participant or any Shares issued or cash received upon vesting, exercise or settlement of any such Awards or sale of Shares underlying such Awards.
Section 20.
Section 409A of the Code. With respect to Awards subject to Section 409A of the Code, the Plan is intended to comply with the requirements of Section 409A of the Code, and the provisions of the Plan and any Award Agreement shall be interpreted in a manner that satisfies the requirements of Section 409A of the Code, and the Plan shall be operated accordingly. If any provision of the Plan or any term or condition of any Award would otherwise frustrate or conflict with this intent, the provision, term or condition shall be interpreted and deemed amended so as to avoid this conflict. Notwithstanding anything in the Plan to the contrary, if the Administrator considers a Participant to be a “specified employee” under Section 409A of the Code at the time of such Participant’s “separation from service” (as defined in Section 409A of the Code), and any amount hereunder is “deferred compensation” subject to Section 409A of the Code, any distribution of such amount that otherwise would be made to such Participant with respect to an Award as a result of such “separation from service” shall not be made until the date that is six months after such “separation from service,” except to the extent that earlier distribution would not result in such Participant’s incurring interest or additional tax under Section 409A of the Code. If an Award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), a Participant’s right to such series of installment payments shall be treated as a right to a series of separate payments and not as a right to a single payment, and if an Award includes “dividend equivalents” (within the meaning of Section 1.409A-3(e) of the Treasury Regulations), a Participant’s right to such dividend equivalents shall be treated separately from the right to other amounts under the Award. Notwithstanding the foregoing, the tax treatment of the benefits provided under the Plan or any Award Agreement is not warranted or guaranteed, and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by a Participant on account of non-compliance with Section 409A of the Code.
Section 21.
Successors and Assigns. The terms of the Plan shall be binding upon and inure to the benefit of the Company and any successor entity, including any successor entity contemplated by Section 12(c).
Section 22.
Data Protection. In connection with the Plan, the Company or its Affiliates, as applicable, may need to process personal data (as such term, “personal information,” “personally identifiable information,” or any other term of comparable intent, is defined under applicable laws or regulations, in each case to the extent applicable) provided by the Participant to, or otherwise obtained by, the Company or its Affiliates, their respective third party service providers or others acting on the Company’s or its Affiliates’ behalf. Examples of such personal data may include, without limitation, the Participant’s name, account information, social security number, tax number and contact information. The Company or its Affiliates may process such personal data for the performance of the contract with the Participant in connection with the Plan and in its legitimate business interests for all purposes relating to the operation and performance of the Plan, including but not limited to:
(a)
administering and maintaining Participant records;
(b)
providing the services described in the Plan;
(c)
providing information to future purchasers or merger partners of the Company or any Affiliate, or the business in which such Participant works; and
(d)
responding to public authorities, court orders and legal investigations and complying with law, as applicable.

The Company or its Affiliates may share the Participant’s personal data with Subsidiaries and Affiliates, trustees of any employee benefit trust, registrars, brokers, third party administrators of the Plan, third party service providers acting on the Company’s or its Affiliates’ behalf to provide the services described above, future purchasers or merger partners (as described above) or regulators and others, as required by law or in order to provide the services described in the Plan.

If necessary, the Company or its Affiliates may transfer the Participant’s personal data to any of the parties mentioned above in a country or territory that may not provide the same protection for the information as the Participant’s home country. Any transfer of the Participant’s personal data to recipients in a third country will be made subject to appropriate safeguards or applicable derogations provided for, and to the extent required, under applicable law. Further information on those safeguards or derogations can be obtained through, and other questions regarding this Section 22 may be directed to, the contact set forth in the applicable employee privacy notice or other privacy policy that previously has been made available by the Company or its applicable Affiliate to the Participant (as applicable, and as updated from time to time by the Company or its applicable Affiliate upon notice to the Participant, the “Employee Privacy Notice”). The terms set forth in this Section 22 are supplementary to the terms set forth in the Employee Privacy Notice (which, among other things, further describes the Company’s and its Affiliates’ processing activities, and the rights of the Participant, with respect to the Participant’s personal data); provided that, in the event of any conflict between the terms of this Section 22 and the terms of the Employee Privacy Notice, the terms of this Section 22 shall govern and control in relation to the processing of such personal data in connection with the Plan.

The Company and its Affiliates will keep personal data collected in connection with the Plan for as long as necessary to operate the Plan or as necessary to comply with any legal or regulatory requirements and in accordance with the Company’s and its Affiliates’ backup and archival policies and procedures.

A Participant has a right, as further described in the Employee Privacy Notice, to (i) request access to and rectification or erasure of the personal data provided, (ii) request the restriction of the processing of his or her personal data, (iii) object to the processing of his or her personal data, (iv) receive the personal data provided to the Company or its Affiliates and transmit such data to another party, and (v) to lodge a complaint with a supervisory authority.

Section 23.
Governing Law. The Plan and each Award Agreement shall be governed by, construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws. Any dispute arising out of the Plan or any Award Agreement shall be adjudicated in the federal and state courts sitting within the State of Delaware.